Exhibit 10.2

[*****] A CONFIDENTIAL PORTION OF THE MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PLASMA PURCHASE AGREEMENT AMENDMENT

This Plasma Purchase Agreement Amendment (“Amendment”) is entered into and effective as of September 13, 2006 (“Amendment Effective Date”) by and between Nabi Biopharmaceuticals (“Nabi”), a Delaware corporation having an address at 5800 Park of Commerce Blvd., N.W., Boca Raton, Florida 33487, and Talecris Biotherapeutics, Inc., a Delaware corporation having an address at 79 T.W. Alexander Drive, 4101 Research Commons, Research Triangle Park, North Carolina 27709 (“Talecris”), each of which is at times referred to herein individually as “Party” and collectively as “Parties.” The Amendment is intended to supplement and alter the Plasma Purchase Agreement entered into on December 3, 2003 by Nabi and Bayer HealthCare LLC (“Agreement”). The Agreement, except as amended hereby, remains in full force and effect.

RECITALS

WHEREAS, Nabi is in the business of collecting and producing Plasma from human donors at Nabi’s collection facilities;

WHEREAS, Nabi and Bayer HealthCare LLC entered into the Agreement on December 3, 2003;

WHEREAS, Talecris purchased certain assets of Bayer HealthCare LLC and assumed the obligations of Bayer HealthCare LLC under the Agreement;

WHEREAS, the Parties wish to amend the Agreement with this Amendment, the Agreement remaining in full force and effect except as amended hereby;

NOW THEREFORE, in consideration of the foregoing recitals and the covenants, agreements and undertakings set forth herein, the sufficiency of such consideration hereby being acknowledged, and with the intent to be legally bound hereby, the Parties agree as follows:

A. Purchase and Sale of Plasma

1. Term of Agreement

The Initial Term of the Agreement shall terminate on December 31, 2011.

2. Quantity of Source Plasma

Commencing on the Amendment Effective Date and continuing through the end of the Initial Term as amended, Nabi shall sell and Talecris shall purchase each calendar year such annual minimum quantities (“Annual Minimum”) of Normal Source Plasma (NSP) as is set forth in Schedule “A” attached hereto. Nabi agrees to provide Talecris an eighteen (18) month rolling forecast estimating its shipments. The first six (6) months shall be a binding forecast (“Binding

Forecast”) and the remaining twelve (12) months shall constitute Nabi’s good faith estimate of its shipments. No later than thirty (30) days prior to the commencement of each year, the annual minimum quantity of Plasma to be purchased will be adjusted to reflect the rolling twelve (12) month period of January through December of the next calendar year. Nabi represents, warrants and covenants that it will sell to Talecris the Annual Minimum. Should Nabi fail to ship to Talecris the penalty triggering amount (“Penalty Triggering Amount”) defined in Schedule A To Amendment, then Talecris will invoke a penalty of [*****] times the difference between (i) Penalty Triggering Amount and (ii) the number of liters actually delivered in said calendar year. Should Nabi exceed the Annual Minimum quantities, then Talecris will extend Nabi a bonus of [*****] per liter on any volume exceeding the Annual Minimum.

Under no circumstances may Nabi sell NSP from any former “Approved Bayer Center”, hereafter referred to as “Talecris Approved Plasma Center”, to any third party during any calendar year in the Initial Term, unless Nabi has first supplied the Annual Minimum for that calendar year to Talecris.

B. Miscellaneous

1. Right to Notice of Transfer

In the event Nabi receives a good faith, final offer directed to the sale or other transfer of its controlling interest in any or all of the Talecris Approved Plasma Centers (“Transfer Offer”), either directly or through any third person acting on Nabi’s behalf, Nabi shall, as promptly as reasonably practicable, provide Talecris with advance notice of such Transfer Offer. However, failure to provide such notice to Talecris shall have no effect on the validity of such Transfer Offer, nor delay the closing of same, provided that if any such sale or transfer to any third party occurs, Nabi shall, as a condition thereof, require such third party to assume in full Nabi’s obligations hereunder for the Initial Term of this Agreement.

IN WITNESS WHEREOF, the Parties hereby respectively cause this Amendment to be executed and delivered by their duly authorized representatives, who may execute this Amendment in counterparts, each of which shall be deemed an original and both of which together shall constitute one instrument representing the Amendment.

Talecris Biotherapeutics, Inc.		Nabi Biopharmaceuticals
Signed by its duly authorized		Signed by its duly authorized
representative,		representative,

By:	/s/ Mark J. Kuhn	By:	/s/ Raafat Fahim
Name:	Mark J. Kuhn	Name:	Raafat Fahim, Ph.D
Title:	SVP Operations	Title:	Sr. VP, Research, Technical and Production Operations
Date:	9/13/06	Date:	Sep 13, 2006

SCHEDULE A TO AMENDMENT

Calendar Year	Annual Minimum Quantity (liters)	Penalty Triggering Amount
2007	[*****]	Less than [*****]
2008	[*****]	Less than [*****]
2009	[*****]	Less than [*****]
2010	[*****]	Less than [*****]
2011	[*****]	Less than [*****]

Notwithstanding the above, Nabi agrees to deliver per calendar quarter, the following quantities:

•	2007 is [*****] liters
•	2008 is [*****] liters
•	2009 is [*****] liters
•	2010 is [*****] liters
•	2011 is [*****] liters